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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 19, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                     000-29222                 13-3575874
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company") announced on May 19, 1998 that documented evidence of Stage 4 malignant melanoma lung tumor shrinkage caused solely by a vaccine was presented the day prior at a national meeting of clinical oncologists. The findings support earlier studies of the vaccine, conducted in Stage 3 melanoma patients, which showed that it combated the spread of micro-metastases, the biological seeds of tumor growth.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.10 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibit:

            99.10 Press Release dated May 19, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVAX TECHNOLOGIES, INC.

Date: May 19, 1998

                               By: /s/ Jeffrey M. Jonas
                                  ----------------------------------------------
                                  Name: Jeffrey M. Jonas, M.D.
                                  Title: President and Chief Executive Officer


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                                  Exhibit Index

 Exhibit Number                                         Description
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     99.10                                    Press Release dated May 19, 1998.


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